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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 8-K
                                 Current Report

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                  July 22, 2004

                Date of Report (Date of earliest event reported)

                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number : 0-13086

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           North Carolina                               56-1382275
      (State of incorporation)              (I.R.S. Employer Identification No.)

   1501 Highwoods Boulevard, Suite 400
       Greensboro, North Carolina                           27410
(Address of principal executive offices)                  (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 4 pages.

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ITEM 5. Other Events

     The purpose of this Current Report on Form 8-K is to file FNB Financial Services Corporation's news release describing the continuation of its share repurchase program.

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EXHIBIT INDEX
Exhibit 99.1 Release issued July 22, 2004

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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FNB FINANCIAL SERVICES CORPORATION
                                                    (Registrant)

                                                By: /s/ MICHAEL W. SHELTON

                                                    Michael W. Shelton
                                                 Senior Vice President and
                                                  Chief Financial Officer

Date: July 23, 2004